UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 12/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 12/31/2017

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Main Street Mid Cap Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Index

6-Month	6.58%	0.45%	9.75%

1-Year	14.68	8.09	18.52

5-Year	12.57	11.24	14.96

10-Year	7.90	7.26	9.11

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER MAIN STREET MID CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 6.58% during the reporting period. In comparison, the Russell Midcap Index (the “Index”) returned 9.75% during the same period. The Fund underperformed the Index in the Consumer Discretionary, Consumer Staples and Financials sectors primarily due to stock selection. Alternatively, the Fund outperformed the Index in the Real Estate and Telecommunication Services sectors due to an overweight position and stock selection, respectively.

MARKET OVERVIEW

2017 was a banner year in terms of fundamentals for the U.S. economy. One of the longest job expansions in U.S. history continued with more than 2 million jobs added for the seventh consecutive year and unemployment close to an all-time low. There were various other signs of improvement as well, in everything from high consumer confidence scores to declining murder rates in big cities (New York and Los Angeles were at record lows). Despite this, the inflation rate remained low. Most importantly for equity investors, U.S. corporate revenues and earnings growth accelerated.

These trends helped the equity market continue its strong upward trend in the fourth quarter, topping off a year that saw the S&P 500 Index post a total return of a robust 21.83%. The rally in the market was unusual in several aspects. First, the S&P 500 Index posted positive total returns in every single month of the year, which is something it has never done before. The market was also extremely calm, as market volatility (as measured by the CBOE Volatility Index)

hit a new all-time low for the year. Finally, cumulative losses on the down days during 2017 were the lowest on record. For many, the investor experience of 2017 was about as good as it gets.

While nearly all parts of the market rose in 2017, there were some notable differences within the market. Namely, large capitalization stocks outperformed smaller capitalization stocks, and companies on the “growth” part of the spectrum vastly outperformed the “value” names.

Several factors drove investors’ increased appetite for risk. For one, the underlying economy remained on its steady growth track that it has been on for several years. And though the Federal Reserve raised rates a couple times during the year, liquidity remains abundant with interest rates still at historically low levels. Last but not least, excitement around corporate tax reform drove expectations for a burst in corporate profitability and overall economic growth.

3      OPPENHEIMER MAIN STREET MID CAP FUND

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether interest rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment although we do have a history of underperforming in go-go markets and outperforming in down markets.

We also believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily toward companies that have management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

FUND REVIEW

Holdings that were contributors to the Fund’s relative performance this period included Spirit AeroSystems Holdings, Synchrony Financial and Total System Services.

Spirit AeroSystems announced a long-term agreement with Boeing, its largest customer, on open commercial issues related to a range of programs including the 737-MAX and the 787 models. Additionally, management increased its long-term free cash flow forecasts and added $400 million to its share repurchase authorization, which now totals ~$1 billion.

Synchrony, a financial services company, rebounded in the fourth quarter due to the new U.S. tax legislation and confidence in a more favorable regulatory environment in the U.S. In addition, its credit metrics, which had been a concern earlier in the year, showed stabilization. Further, its partnerships with Paypal and Amazon continue to show traction.

Total System Services is a United States credit card processor, merchant acquirer and bank credit card issuer. The company benefited from an acceleration in revenue growth and margin expansion across all three of their major business lines allowing the company to raise guidance several times throughout 2017 and again in 2018 following the announcement of fourth quarter 2017 earnings. Total System Services’ acquisition of Transfirst in early 2016 proved transformative to their merchant acquiring business allowing the company to reach greater scale and add substantially to integrated software point of sale solutions that are growing at a much faster rate than the overall industry. Additionally, growth accelerated within their issuer servicing business, helped by a strong industry backdrop in terms of card issuance, spend trends and improving sales of ancillary services, such as fraud detection and digital experiences for card customers.

4      OPPENHEIMER MAIN STREET MID CAP FUND

Top detractors from relative performance included Newell Brands, PG&E and Spirit Airlines.

Newell pre-announced their exposure to resin factories which were impacted by Hurricane Harvey in Texas. This had an adverse effect as they had to secure higher-priced resins from overseas in order to maintain production in their Rubbermaid factories, and also will have some continued effect on 2018 numbers as the hurricane delayed an anticipated capacity increase from the resin suppliers in Texas. This pre-announcement drove the majority of the underperformance during the period.

PG&E is one of the largest utility companies in California. The stock has been under pressure since the start of the Northern California wildfires due to concerns that some of the company’s equipment may have played a role in some of the fires. The stock saw further pressure after the company announced they would be suspending the dividend to preserve cash for potential future claims. We reduced the position size due to the current level of uncertainty.

Spirit Airlines underperformed in the second and third quarters of 2017 due to a combination of factors. Labor unease with its pilots caused elevated cancellations and delays in the spring and early summer, hurricanes did the same in the late summer, and a pricing battle also broke out in late summer with the larger legacy carriers. These factors all started to improve in the fourth quarter of 2017. A depressed valuation relative to the company’s growth prospects also helped fuel the stock price recovery.

STRATEGY & OUTLOOK

At the moment, the U.S. economy continues its expansion, driven by favorable data around employment, wages and inflation. Rising home prices and innovation also continue to help drive the economy higher. Moreover, corporate tax reform will lead to a jump in earnings and cash flow for most companies, especially smaller caps which tend to source the preponderance of their sales and earnings domestically and therefore have been high-rate federal taxpayers. Corporate tax reform will likely boost economic growth in the short-term. While the economic expansionary cycle is indeed long in the tooth, the rate of economic growth has been relatively low until recently, suggesting the expansion should continue for some time to come.

Volatility in the markets was unusually low in 2017. We expect heightened uncertainty to return to the equity markets at some point. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—those with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker

5      OPPENHEIMER MAIN STREET MID CAP FUND

competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance. With the corporate tax rate cut, the onus is on management teams to intelligently allocate any resulting capital “windfall” due to higher profitability. Balancing amongst the competing constituencies of shareholders, employees and capital investment opportunities will demand the utmost in skill and discipline, and we are closely scrutinizing our companies’ capital allocation decisions as we move into 2018.

Raymond Anello, CFA Portfolio Manager

Raymond Anello, CFA and Lead Portfolio Manager, on behalf of the Portfolio Management team: Matthew P. Ziehl, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

6      OPPENHEIMER MAIN STREET MID CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Eastman Chemical Co.	3.4%
Spirit Airlines, Inc.	3.3
Noble Energy, Inc.	3.3
Synchrony Financial	2.8
AmeriGas Partners LP	2.7
Wabtec Corp.	2.2
Pinnacle Foods, Inc.	2.1
DXC Technology Co.	2.0
Intercontinental Exchange, Inc.	1.9
Magellan Midstream Partners LP	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	7.8%
Real Estate Investment Trusts (REITs)	5.0
Airlines	4.7
IT Services	4.6
Specialty Retail	4.3
Insurance	4.1
Software	4.0
Health Care Providers & Services	3.9
Commercial Services & Supplies	3.7
Commercial Banks	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of common stocks.

7      OPPENHEIMER MAIN STREET MID CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	6.58%	14.68%	12.57%	7.90%
Class B (OPMBX)	8/2/99	6.15	13.81	11.70	7.38
Class C (OPMCX)	8/2/99	6.16	13.82	11.72	7.09
Class I (OPMIX)	10/26/12	6.78	15.18	13.07	13.60*
Class R (OPMNX)	3/1/01	6.44	14.41	12.27	7.62
Class Y (OPMYX)	8/2/99	6.72	14.98	12.86	8.25

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	0.45%	8.09%	11.24%	7.26%
Class B (OPMBX)	8/2/99	1.63	8.96	11.44	7.38
Class C (OPMCX)	8/2/99	5.25	12.85	11.72	7.09
Class I (OPMIX)	10/26/12	6.78	15.18	13.07	13.60*
Class R (OPMNX)	3/1/01	6.44	14.41	12.27	7.62
Class Y (OPMYX)	8/2/99	6.72	14.98	12.86	8.25

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell Midcap Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of

8      OPPENHEIMER MAIN STREET MID CAP FUND

the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2017, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER MAIN STREET MID CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER MAIN STREET MID CAP FUND

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Class A	$1,000.00	$1,065.80	$5.74
Class B	1,000.00	1,061.50	9.76
Class C	1,000.00	1,061.60	9.66
Class I	1,000.00	1,067.80	3.50
Class R	1,000.00	1,064.40	7.05
Class Y	1,000.00	1,067.20	4.44

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.66	5.62
Class B	1,000.00	1,015.78	9.55
Class C	1,000.00	1,015.88	9.44
Class I	1,000.00	1,021.83	3.42
Class R	1,000.00	1,018.40	6.89
Class Y	1,000.00	1,020.92	4.34

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.10%
Class B	1.87
Class C	1.85
Class I	0.67
Class R	1.35
Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

	Shares	Value

Common Stocks—99.4%

Consumer Discretionary—12.9%

Auto Components—0.9%
Visteon Corp.[1]	216,550	$27,099,067

Hotels, Restaurants & Leisure—1.1%
Cedar Fair LP2	215,015	13,973,825

Wendy’s Co. (The)	1,057,510	17,364,314

		31,338,139

Household Durables—2.3%
Mohawk Industries, Inc.[1]	92,660	25,564,894

Newell Brands, Inc.	1,300,510	40,185,759

		65,750,653

Leisure Products—0.7%
Hasbro, Inc.	232,070	21,092,842

Media—2.4%
CBS Corp., Cl. B	494,030	29,147,770

IMAX Corp.[1]	1,822,933	42,200,899

		71,348,669

Specialty Retail—4.3%
Best Buy Co., Inc.	431,690	29,557,814

Burlington Stores, Inc.[1]	303,890	37,387,587

O’Reilly Automotive, Inc.[1]	176,560	42,469,743

Ulta Beauty, Inc.[1]	66,690	14,915,885

		124,331,029

Textiles, Apparel & Luxury Goods—1.2%
Hanesbrands, Inc.	1,697,810	35,501,207

Consumer Staples—5.9%

Beverages—2.6%
Dr Pepper Snapple Group, Inc.	426,151	41,362,216

Molson Coors Brewing Co., Cl. B	431,271	35,394,411

		76,756,627

Food Products—2.1%
Pinnacle Foods, Inc.	1,022,442	60,804,626

Household Products—1.2%
HRG Group, Inc.[1]	1,049,830	17,794,618

Spectrum Brands Holdings, Inc.	161,359	18,136,752

		35,931,370

Energy—7.8%

Oil, Gas & Consumable Fuels—7.8%
EQT Corp.	339,815	19,342,270

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Magellan Midstream Partners LP2	739,029	$52,426,717

Noble Energy, Inc.	3,268,323	95,238,932

Shell Midstream Partners LP2	1,288,449	38,421,549

Spectra Energy Partners LP2	545,129	21,554,401

		226,983,869

Financials—17.3%

Capital Markets—1.9%
Intercontinental Exchange, Inc.	774,080	54,619,085

Commercial Banks—3.5%
East West Bancorp, Inc.	401,580	24,428,111

First Horizon National Corp.	1,027,220	20,534,128

Huntington Bancshares, Inc.	2,309,600	33,627,776

Signature Bank (New York)[1]	176,210	24,186,585

		102,776,600

Consumer Finance—2.8%
Synchrony Financial	2,084,490	80,482,159

Insurance—4.1%
Aflac, Inc.	230,255	20,211,784

Lincoln National Corp.	481,389	37,004,372

Progressive Corp. (The)	442,100	24,899,072

XL Group Ltd.	1,044,910	36,739,036

		118,854,264

Real Estate Investment Trusts (REITs)—5.0%
AGNC Investment Corp.	1,738,634	35,103,021

CubeSmart	1,417,923	41,006,333

Lamar Advertising Co., Cl. A	456,160	33,865,318

Mid-America Apartment Communities, Inc.	279,709	28,127,537

Outfront Media, Inc.	380,000	8,816,000

		146,918,209

12      OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value

Health Care—9.4%

Biotechnology—1.8%
Alexion Pharmaceuticals, Inc.[1]	100,640	$12,035,538

BioMarin Pharmaceutical, Inc.[1]	175,080	15,611,884

Exelixis, Inc.[1]	468,020	14,227,808

Galapagos NV1	95,558	9,052,493

		50,927,723

Health Care Equipment & Supplies—2.6%
Boston Scientific Corp.[1]	1,486,890	36,860,003

Cooper Cos., Inc. (The)	92,670	20,190,940

NuVasive, Inc.[1]	334,100	19,541,509

		76,592,452

Health Care Providers & Services—3.9%
DaVita, Inc.[1]	280,190	20,243,727

Humana, Inc.	148,840	36,922,739

Laboratory Corp. of America Holdings[1]	229,260	36,569,263

Quest Diagnostics, Inc.	205,110	20,201,284

		113,937,013

Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc.	478,480	32,043,805

Industrials—20.7%

Aerospace & Defense—2.8%
L3 Technologies, Inc.	192,260	38,038,641

Spirit AeroSystems Holdings, Inc., Cl. A	516,520	45,066,370

		83,105,011

Airlines—4.7%
Alaska Air Group, Inc.	534,710	39,306,532

Spirit Airlines, Inc.[1]	2,159,822	96,868,017

		136,174,549

Commercial Services & Supplies—3.7%
Johnson Controls International plc	1,082,884	41,268,709

KAR Auction Services, Inc.	853,100	43,090,081

Waste Connections, Inc.	314,403	22,303,749

		106,662,539

	Shares	Value

Machinery—3.5%
Stanley Black & Decker, Inc.	226,860	$38,495,873

Wabtec Corp.	774,160	63,039,849

		101,535,722

Professional Services—1.1%
Equifax, Inc.	114,580	13,511,273

Nielsen Holdings plc	542,649	19,752,424

		33,263,697

Road & Rail—2.5%
Canadian Pacific Railway Ltd.	157,290	28,746,321

Genesee & Wyoming, Inc., Cl. A1	563,040	44,328,139

		73,074,460

Trading Companies & Distributors—2.4%
Fastenal Co.	780,750	42,699,218

Watsco, Inc.	155,110	26,374,904

		69,074,122

Information Technology—15.6%

Communications Equipment—1.2%
Palo Alto Networks, Inc.[1]	252,730	36,630,686

Internet Software & Services—1.1%
eBay, Inc.[1]	816,590	30,818,107

IT Services—4.6%
Black Knight, Inc.[1]	398,580	17,597,307

DXC Technology Co.	607,950	57,694,455

Teradata Corp.[1]	435,010	16,730,485

Total System Services, Inc.	529,460	41,874,991

		133,897,238

Semiconductors & Semiconductor Equipment—3.0%
Applied Materials, Inc.	385,421	19,702,722

Maxim Integrated Products, Inc.	595,590	31,137,445

Microchip Technology, Inc.	405,330	35,620,400

		86,460,567

Software—4.0%
Citrix Systems, Inc.[1]	410,490	36,123,120

Guidewire Software, Inc.[1]	184,542	13,704,089

PTC, Inc.[1]	503,274	30,583,961

13        OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)

Tyler Technologies, Inc.[1]	110,720	$19,602,976

Zynga, Inc., Cl. A1	4,273,950	17,095,800

		117,109,946

Technology Hardware, Storage & Peripherals—1.7%
Western Digital Corp.	639,082	50,826,191

Materials—3.9%

Chemicals—3.4%
Eastman Chemical Co.	1,058,080	98,020,531

Metals & Mining—0.5%
Franco-Nevada Corp.	185,610	14,839,520

Telecommunication Services—2.3%

Diversified Telecommunication Services—0.9%
Zayo Group Holdings, Inc.[1]	759,006	27,931,421

Wireless Telecommunication Services—1.4%
T-Mobile US, Inc.[1]	626,410	39,783,299

	Shares	Value
Utilities—3.6%

Electric Utilities—0.9%
PG&E Corp.	621,610	$27,866,776

Gas Utilities—2.7%
AmeriGas Partners LP2	1,676,474	77,503,393

Total Common Stocks (Cost $2,460,263,776)		2,898,667,183

Investment Company—0.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[3,4] (Cost $14,723,115)	14,723,115	14,723,115

Total Investments, at Value (Cost $2,474,986,891)	99.9%	2,913,390,298
Net Other Assets (Liabilities)	0.1	3,084,878

Net Assets	100.0%	$2,916,475,176

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2017	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	46,586,206	453,628,966	485,492,057	14,723,115

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$14,723,115	$262,172	$—	$—

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,460,263,776)	$2,898,667,183
Affiliated companies (cost $14,723,115)	14,723,115

2,913,390,298

Cash	5,000,007

Receivables and other assets:
Dividends	3,940,369
Investments sold	2,796,480
Shares of beneficial interest sold	1,241,767
Other	238,335

Total assets	2,926,607,256

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	6,127,951
Investments purchased	3,312,906
Distribution and service plan fees	408,260
Trustees’ compensation	203,747
Shareholder communications	12,746
Other	66,470

Total liabilities	10,132,080

Net Assets	$2,916,475,176

Composition of Net Assets
Par value of shares of beneficial interest	$109,737

Additional paid-in capital	2,467,672,858

Accumulated net investment income	3,936,082

Accumulated net realized gain on investments and foreign currency transactions	6,353,092

Net unrealized appreciation on investments	438,403,407

Net Assets	$2,916,475,176

15        OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,455,775,698 and 54,788,908 shares of beneficial interest outstanding)	$26.57

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.19

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,361,093 and 200,213 shares of beneficial interest outstanding)	$21.78

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $288,882,196 and 13,170,140 shares of beneficial interest outstanding)	$21.93

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $369,718,515 and 12,920,753 shares of beneficial interest outstanding)	$28.61

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $178,638,816 and 7,087,929 shares of beneficial interest outstanding)	$25.20

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $619,098,858 and 21,569,143 shares of beneficial interest outstanding)	$28.70

See accompanying Notes to Financial Statements.

16      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF

OPERATIONS For the Six Months Ended December 31, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $57,066)	$ 19,561,081
Affiliated companies	262,172

Interest	5,375

Total investment income	19,828,628

Expenses
Management fees	9,292,351

Distribution and service plan fees:
Class A	1,783,330
Class B	31,180
Class C	1,461,053
Class R	444,741

Transfer and shareholder servicing agent fees:
Class A	1,610,725
Class B	6,917
Class C	322,617
Class I	57,917
Class R	196,711
Class Y	690,238

Shareholder communications:
Class A	14,920
Class B	737
Class C	3,459
Class I	222
Class R	830
Class Y	2,322

Borrowing fees	53,534

Trustees’ compensation	48,281

Custodian fees and expenses	7,107

Other	92,639

Total expenses	16,121,831
Less reduction to custodian expenses	(1,050)
Less waivers and reimbursements of expenses	(219,122)

Net expenses	15,901,659

Net Investment Income	3,926,969

17        OPPENHEIMER MAIN STREET MID CAP FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$ 142,435,244
Foreign currency transactions	(6,255)

Net realized gain	142,428,989

Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	39,536,420

Net Increase in Net Assets Resulting from Operations	$ 185,892,378

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017

Operations
Net investment income	$3,926,969	$11,201,212

Net realized gain	142,428,989	367,005,155

Net change in unrealized appreciation/depreciation	39,536,420	45,494,755

Net increase in net assets resulting from operations	185,892,378	423,701,122

Dividends and/or Distributions to Shareholders
Dividends from net investment income:

Class A	(5,652,440)	(12,888,906)

Class B	—	—

Class C	—	(1,052,321)

Class I	(2,777,741)	(4,724,644)

Class R	(332,966)	(1,202,146)

Class Y	(3,698,960)	(5,655,821)

	(12,462,107)	(25,523,838)

Distributions from net realized gain:

Class A	(181,765,840)	(31,945,756)

Class B	(652,662)	(330,217)

Class C	(42,670,909)	(7,867,592)

Class I	(42,474,409)	(7,740,113)

Class R	(23,490,830)	(3,947,062)

Class Y	(72,636,546)	(10,917,532)

	(363,691,196)	(62,748,272)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	64,665,220	(206,957,688)

Class B	(4,015,752)	(10,282,002)

Class C	12,669,424	(52,541,670)

Class I	6,554,044	(37,837,333)

Class R	12,288,025	(17,520,654)

Class Y	17,599,346	28,271,955

	109,760,307	(296,867,392)

Net Assets
Total increase (decrease)	(80,500,618)	38,561,620

Beginning of period	2,996,975,794	2,958,414,174

End of period (including accumulated net investment income of $3,936,082 and $12,471,220, respectively)	$2,916,475,176	$2,996,975,794

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$28.59	$25.57	$30.15	$33.30	$26.17	$21.75

Income (loss) from investment operations:
Net investment income[2]	0.04	0.10	0.11	0.14	0.17	0.15
Net realized and unrealized gain (loss)	1.80	3.72	(1.44)	1.47	6.97	4.45

Total from investment operations	1.84	3.82	(1.33)	1.61	7.14	4.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.23)	(0.11)	(0.19)	(0.01)	(0.18)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.86)	(0.80)	(3.25)	(4.76)	(0.01)	(0.18)

Net asset value, end of period	$26.57	$28.59	$25.57	$30.15	$33.30	$26.17

Total Return, at Net Asset Value[3]	6.58%	15.17%	(3.80)%	5.58%	27.31%	21.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,455,776	$1,486,121	$1,521,154	$1,806,592	$1,999,887	$1,716,475

Average net assets (in thousands)	$1,450,842	$1,529,015	$1,587,983	$1,870,139	$1,876,128	$1,708,977

Ratios to average net assets:[4]
Net investment income	0.25%	0.37%	0.43%	0.46%	0.57%	0.62%
Expenses excluding specific expenses listed below	1.11%	1.11%	1.11%	1.10%	1.12%	1.19%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.11%	1.11%	1.11%	1.10%	1.12%	1.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.11%[7]	1.10%[7]	1.12%[7]	1.19%[7]

Portfolio turnover rate	27%	68%	87%	82%	63%	101%

20      OPPENHEIMER MAIN STREET MID CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2017	1.11%
Year Ended June 30, 2017	1.11%
Year Ended June 30, 2016	1.11%
Year Ended June 30, 2015	1.10%
Year Ended June 30, 2014	1.12%
Year Ended June 28, 2013	1.19%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$24.08	$21.60	$26.09	$29.47	$23.33	$19.40

Income (loss) from investment operations:
Net investment loss[2]	(0.07)	(0.08)	(0.08)	(0.08)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.51	3.13	(1.27)	1.27	6.20	3.98

Total from investment operations	1.44	3.05	(1.35)	1.19	6.14	3.93

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00	0.00

Net asset value, end of period	$21.78	$24.08	$21.60	$26.09	$29.47	$23.33

Total Return, at Net Asset Value[3]	6.15%	14.30%	(4.53)%	4.78%	26.32%	20.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,361	$8,702	$17,497	$32,757	$51,449	$57,999

Average net assets (in thousands)	$6,209	$12,980	$23,159	$41,300	$55,373	$62,574

Ratios to average net assets:[4]
Net investment loss	(0.54)%	(0.35)%	(0.37)%	(0.29)%	(0.24)%	(0.22)%
Expenses excluding specific expenses listed below	1.88%	1.86%	1.86%	1.86%	1.98%	2.26%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.88%	1.86%	1.86%	1.86%	1.98%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.85%	1.86%[7]	1.86%[7]	1.91%	2.06%

Portfolio turnover rate	27%	68%	87%	82%	63%	101%

22        OPPENHEIMER MAIN STREET MID CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2017	1.88%
Year Ended June 30, 2017	1.86%
Year Ended June 30, 2016	1.86%
Year Ended June 30, 2015	1.86%
Year Ended June 30, 2014	1.98%
Year Ended June 28, 2013	2.26%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$24.22	$21.79	$26.29	$29.66	$23.47	$19.53

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.09)	(0.07)	(0.08)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	1.51	3.17	(1.29)	1.28	6.24	4.01

Total from investment operations	1.45	3.08	(1.36)	1.20	6.19	3.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	0.00	0.00	0.00	(0.04)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.74)	(0.65)	(3.14)	(4.57)	0.00	(0.04)

Net asset value, end of period	$21.93	$24.22	$21.79	$26.29	$29.66	$23.47

Total Return, at Net Asset Value[3]	6.16%	14.32%	(4.54)%	4.78%	26.38%	20.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,882	$301,630	$320,353	$386,109	$397,240	$334,870

Average net assets (in thousands)	$290,497	$318,643	$333,636	$391,675	$370,920	$326,360

Ratios to average net assets:[4]
Net investment loss	(0.50)%	(0.38)%	(0.33)%	(0.29)%	(0.18)%	(0.13)%
Expenses excluding specific expenses listed below	1.86%	1.86%	1.86%	1.85%	1.86%	1.94%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.86%	1.86%	1.86%	1.85%	1.86%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.85%	1.86%[7]	1.85%[7]	1.86%[7]	1.94%[7]

Portfolio turnover rate	27%	68%	87%	82%	63%	101%

24        OPPENHEIMER MAIN STREET MID CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2017	1.86%
Year Ended June 30, 2017	1.86%
Year Ended June 30, 2016	1.86%
Year Ended June 30, 2015	1.85%
Year Ended June 30, 2014	1.86%
Year Ended June 28, 2013	1.94%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 28, 2013 [1,2]

Per Share Operating Data
Net asset value, beginning of period	$30.57	$27.28	$31.95	$35.00	$27.52	$23.31

Income (loss) from investment operations:
Net investment income[3]	0.10	0.23	0.24	0.28	0.35	0.20
Net realized and unrealized gain (loss)	1.92	3.98	(1.53)	1.58	7.29	4.33

Total from investment operations	2.02	4.21	(1.29)	1.86	7.64	4.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.35)	(0.24)	(0.34)	(0.16)	(0.32)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.98)	(0.92)	(3.38)	(4.91)	(0.16)	(0.32)

Net asset value, end of period	$28.61	$30.57	$27.28	$31.95	$35.00	$27.52

Total Return, at Net Asset Value[4]	6.78%	15.72%	(3.43)%	6.08%	27.83%	19.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,718	$383,913	$377,123	$491,236	$633,358	$362,310

Average net assets (in thousands)	$382,597	$394,379	$386,147	$527,809	$506,714	$68,428

Ratios to average net assets:[5]
Net investment income	0.67%	0.79%	0.87%	0.84%	1.11%	1.08%
Expenses excluding specific expenses listed below	0.67%	0.67%	0.67%	0.66%	0.66%	0.66%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.67%	0.67%	0.67%	0.66%	0.66%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%[8]	0.67%[8]	0.67%[8]	0.66%[8]	0.66%[8]	0.66%[8]

Portfolio turnover rate	27%	68%	87%	82%	63%	101%

26        OPPENHEIMER MAIN STREET MID CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from October 26, 2012 (inception of offering) to June 28, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2017	0.67%
Year Ended June 30, 2017	0.67%
Year Ended June 30, 2016	0.67%
Year Ended June 30, 2015	0.66%
Year Ended June 30, 2014	0.66%
Period Ended June 28, 2013	0.66%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$27.28	$24.44	$28.97	$32.18	$25.35	$21.07

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.03	0.04	0.06	0.08	0.08
Net realized and unrealized gain (loss)	1.71	3.55	(1.40)	1.42	6.75	4.31

Total from investment operations	1.71	3.58	(1.36)	1.48	6.83	4.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.17)	(0.03)	(0.12)	0.00	(0.11)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.79)	(0.74)	(3.17)	(4.69)	0.00	(0.11)

Net asset value, end of period	$25.20	$27.28	$24.44	$28.97	$32.18	$25.35

Total Return, at Net Asset Value[4]	6.44%	14.88%	(4.08)%	5.33%	26.94%	20.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$178,639	$179,018	$176,639	$222,755	$236,139	$224,448

Average net assets (in thousands)	$177,201	$181,041	$187,074	$227,331	$234,597	$221,263

Ratios to average net assets:[5]
Net investment income	0.00%[6]	0.12%	0.17%	0.21%	0.28%	0.33%
Expenses excluding specific expenses listed below	1.36%	1.36%	1.36%	1.35%	1.39%	1.53%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.36%	1.36%	1.36%	1.35%	1.39%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.35%	1.36%[8]	1.35%[8]	1.39%[8]	1.49%

Portfolio turnover rate	27%	68%	87%	82%	63%	101%

28        OPPENHEIMER MAIN STREET MID CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2017	1.36%
Year Ended June 30, 2017	1.36%
Year Ended June 30, 2016	1.36%
Year Ended June 30, 2015	1.35%
Year Ended June 30, 2014	1.39%
Year Ended June 28, 2013	1.53%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended
Class Y	December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$30.62	$27.33	$31.99	$35.05	$27.53	$22.88

Income (loss) from investment operations:
Net investment income[2]	0.08	0.18	0.19	0.24	0.24	0.25
Net realized and unrealized gain (loss)	1.93	3.98	(1.53)	1.55	7.36	4.68

Total from investment operations	2.01	4.16	(1.34)	1.79	7.60	4.93

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.30)	(0.18)	(0.28)	(0.08)	(0.28)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.93)	(0.87)	(3.32)	(4.85)	(0.08)	(0.28)

Net asset value, end of period	$28.70	$30.62	$27.33	$31.99	$35.05	$27.53

Total Return, at Net Asset Value[3]	6.72%	15.44%	(3.57)%	5.86%	27.63%	21.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$619,099	$637,592	$545,648	$688,662	$603,125	$789,137

Average net assets (in thousands)	$621,822	$569,056	$577,404	$659,360	$686,659	$977,581

Ratios to average net assets:[4]
Net investment income	0.49%	0.62%	0.67%	0.72%	0.76%	1.00%
Expenses excluding specific expenses listed below	0.86%	0.86%	0.86%	0.85%	0.84%	0.81%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.86%	0.86%	0.86%	0.85%	0.84%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.86%[7]	0.85%[7]	0.84%[7]	0.81%[7]

Portfolio turnover rate	27%	68%	87%	82%	63%	101%

30      OPPENHEIMER MAIN STREET MID CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2017	0.86%
Year Ended June 30, 2017	0.86%
Year Ended June 30, 2016	0.86%
Year Ended June 30, 2015	0.85%
Year Ended June 30, 2014	0.84%
Year Ended June 28, 2013	0.81%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

31        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2017 Unaudited

1. Organization

Oppenheimer Main Street Mid Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans without either a front-end sales charge or a CDSC. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from

32        OPPENHEIMER MAIN STREET MID CAP FUND

2. Significant Accounting Policies (Continued)

changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information

33        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended June 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended June 30, 2017, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between

34      OPPENHEIMER MAIN STREET MID CAP FUND

2. Significant Accounting Policies (Continued)

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,474,986,891

Gross unrealized appreciation	$508,318,120
Gross unrealized depreciation	(69,914,713)

Net unrealized appreciation	$438,403,407

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities

35        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and

36      OPPENHEIMER MAIN STREET MID CAP FUND

3. Securities Valuation (Continued)

Liabilities at period end based on valuation input level:

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	376,461,606	$	—	$	—	$	376,461,606
Consumer Staples		173,492,623		—		—		173,492,623
Energy		226,983,869		—		—		226,983,869
Financials		503,650,317		—		—		503,650,317
Health Care		264,448,500		9,052,493		—		273,500,993
Industrials		602,890,100		—		—		602,890,100
Information Technology		455,742,735		—		—		455,742,735
Materials		112,860,051		—		—		112,860,051
Telecommunication Services		67,714,720		—		—		67,714,720
Utilities		105,370,169		—		—		105,370,169
Investment Company		14,723,115		—		—		14,723,115

Total Assets	$	2,904,337,805	$	9,052,493	$	—	$	2,913,390,298

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

37      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

38        OPPENHEIMER MAIN STREET MID CAP FUND

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 31, 2017		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	2,044,368	$57,709,242	7,386,465	$201,998,213
Dividends and/or distributions reinvested	6,821,488	179,132,266	1,590,027	42,549,111
Redeemed	(6,057,290)	(172,176,288)	(16,496,044)	(451,505,012)

Net increase (decrease)	2,808,566	$64,665,220	(7,519,552)	$(206,957,688)

Class B
Sold	954	$23,023	25,231	$576,452
Dividends and/or distributions reinvested	30,292	652,497	14,438	326,880
Redeemed	(192,395)	(4,691,272)	(488,445)	(11,185,334)

Net decrease	(161,149)	$(4,015,752)	(448,776)	$(10,282,002)

39        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended December 31, 2017		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount

Class C
Sold	356,463	$8,490,577	1,356,397	$31,368,261
Dividends and/or distributions reinvested	1,933,459	41,936,732	367,612	8,370,521
Redeemed	(1,573,617)	(37,757,885)	(3,972,594)	(92,280,452)

Net increase (decrease)	716,305	$12,669,424	(2,248,585)	$(52,541,670)

Class I
Sold	875,014	$26,835,010	1,885,850	$55,076,727
Dividends and/or distributions reinvested	1,600,713	45,252,150	436,747	12,464,757
Redeemed	(2,115,171)	(65,533,116)	(3,588,869)	(105,378,817)

Net increase (decrease)	360,556	$6,554,044	(1,266,272)	$(37,837,333)

Class R
Sold	618,383	$16,644,311	1,803,975	$47,032,831
Dividends and/or distributions reinvested	878,875	21,892,784	179,161	4,581,143
Redeemed	(971,221)	(26,249,070)	(2,649,376)	(69,134,628)

Net increase (decrease)	526,037	$12,288,025	(666,240)	$(17,520,654)

Class Y
Sold	1,546,375	$47,302,782	6,398,205	$189,251,348
Dividends and/or distributions reinvested	2,609,453	74,004,091	557,593	15,958,319
Redeemed	(3,406,547)	(103,707,527)	(6,103,895)	(176,937,712)

Net increase	749,281	$17,599,346	851,903	$28,271,955

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$766,153,742	$996,228,045

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

40        OPPENHEIMER MAIN STREET MID CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

41        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
December 31, 2017	$108,352	$234	$2,094	$4,445	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

42        OPPENHEIMER MAIN STREET MID CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class A	$109,822
Class B	472
Class C	21,997
Class R	13,412
Class Y	47,062

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $26,357 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

43        OPPENHEIMER MAIN STREET MID CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

44        OPPENHEIMER MAIN STREET MID CAP FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Raymond Anello, Matthew Ziehl, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail mid-cap blend funds. The Board noted that the Fund performed in line with its category median during the three-year period, but that it underperformed its category median during the one-, five- and ten-year periods. The Board also noted that the Fund had a strategy change and became a pure mid-cap portfolio at the start of 2013. The Board also considered the Adviser’s assertion that the Fund’s portfolio management team had realigned the Fund to focus on growth securities in light of the Fund’s recent underperformance. In that respect, the Board also noted that the Fund outperformed its category average for the year-to-date period ended June 30, 2017.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail mid-cap blend funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its respective peer group medians and category medians.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

45        OPPENHEIMER MAIN STREET MID CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46      OPPENHEIMER MAIN STREET MID CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47        OPPENHEIMER MAIN STREET MID CAP FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Mid Cap Fund	12/8/17	3.3%	66.4%	30.3%

48        OPPENHEIMER MAIN STREET MID CAP FUND

OPPENHEIMER MAIN STREET MID CAP FUND

Trustee and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Raymond Anello, Vice President
Matthew P. Ziehl, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering
Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

49        OPPENHEIMER MAIN STREET MID CAP FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50        OPPENHEIMER MAIN STREET MID CAP FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set.

It scrambles data with a secret code so that no one can make sense of it while it is being transmitted.

When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0847.001.1217 February 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018